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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        August 10, 2004
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                                IBT Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Michigan
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                 (State or other jurisdiction of incorporation)

            0-18415                                     38-2830092
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   (Commission File Number)                (IRS Employer Identification No.)


                200 East Broadway, Mount Pleasant, Michigan    48858
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               (Address of principal executive offices)      (Zip code)

                                 (989) 772-9471
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              (Registrant's telephone number, including area code)
















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Item 5.  Other Events and Regulation FD Disclosure

     On August 10, 2004, Herbert C. Wybenga, a member of our Board of Directors since our acquisition of Farmers State Bank of Breckenridge in 2000, died unexpectedly. Mr. Wybenga was Board of Directors Chairman for Farmers State Bank and a Vice President of the Corporation. He had retired as President and CEO of Farmers State Bank on December 31, 2002. Mr. Wybenga has not been replaced on the Board of Directors.










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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Mt. Pleasant, State of Michigan, on August 11, 2004.

                                   IBT Bancorp, Inc.
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                                  By:  /s/Dennis P. Angner
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                                          Dennis P. Angner, President and
                                          Chief Executive Officer